Exhibit 99.1

CollabRx, Inc.  44 Montgomery St., Suite 800, San Francisco, CA  94104    [T] 415-248-5350 [F] 415-248-5351  www.collabrix.com

COLLABRX STOCKHOLDER SPECIAL MEETING
TO BE HELD OCTOBER 28, 2015

SAN FRANCISCO, CA – October 22, 2015 – As previously announced, CollabRx, Inc. (“CollabRx”) (NASDAQ: CLRX) will hold a special meeting of its stockholders on Wednesday, October 28, 2015, to consider and act on several proposals recommended by CollabRx’s board and management regarding its proposed merger with Medytox Solutions, Inc. (“Medytox”) (OTCQB: MMMS).

The registration statement on Form S-4 including the definitive joint proxy statement/prospectus contain additional information regarding the proposals, have been filed with the SEC, and can be reviewed using the following link: http://www.sec.gov/Archives/edgar/data/931059/000101968715003540/collab-medy_424b3.htm.

The special meeting of stockholders of CollabRx will be held at the offices of Goodwin Procter LLP located at 135 Commonwealth Drive, Menlo Park, California 94025 on October 28, 2015, at 10:30 a.m., Pacific Time.  The record date for determination of stockholders entitled to vote at the special meeting has been set as of the close of business on September 4, 2015.

CollabRx’s board of directors unanimously recommends that CollabRx stockholders vote “FOR” all of the proposals described in the joint proxy statement/prospectus.

CollabRx stockholders who have not yet received the proxy materials in the mail and do not have instructions on how to vote can call Alliance Advisors’ call center at 877-777-8133.

If the merger is completed, a subsidiary of CollabRx will merge with and into Medytox. Medytox will be the surviving company in the merger, and CollabRx will continue as the sole stockholder of the surviving company. After the merger, CollabRx and its consolidated subsidiaries, including the surviving company and its subsidiaries, will operate as a combined company under the name Rennova Health, Inc.

Participants in Solicitation
CollabRx, Medytox and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from CollabRx and Medytox stockholders with respect to the merger. Information about CollabRx’s directors and executive officers is available in CollabRx's annual report on Form 10-K for the fiscal year ended March 31, 2015. Information about Medytox’s directors and executive officers is available in Medytox’s proxy statement for its Annual Meeting of Stockholders held on August 6, 2015. Additional information about the interests of potential participants is included in the registration statement and proxy statement and other materials filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to CollabRx's Investors page on its corporate website at www.collabrx.com or to Medytox’s Investors page on its corporate website at www.medytoxsolutionsinc.com.

Additional Information
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CollabRx has filed a registration statement on Form S-4, including a joint proxy statement of CollabRx and Medytox, and other materials with the SEC in connection with the Merger. We urge investors to read these documents because they contain important information. Investors may obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about Medytox and CollabRx, at www.sec.gov, the SEC’s website, or by going to CollabRx’s Investors page on its corporate website at www.collabrx.com or by going to Medytox's Investors page on its corporate website at www.medytoxsolutionsinc.com.

About CollabRx, Inc.
CollabRx, Inc. (NASDAQ: CLRX) is a recognized leader in cloud-based expert systems to inform healthcare decision-making. CollabRx uses information technology to aggregate and contextualize the world's knowledge on genomics-based medicine with specific insights from the nation's top cancer experts, starting with the area of greatest need: advanced cancers in patients who have effectively exhausted the standard of care. More information may be obtained at http://www.collabrx.com.

Safe Harbor Statement
This press release includes forward-looking statements about CollabRx's anticipated results that involve risks and uncertainties. Some of the information contained in this press release, including, but not limited to, statements as to industry trends and CollabRx's plans, objectives, expectations and strategy for its business, contains forward-looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Any statements that are not statements of historical fact are forward-looking statements. When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc.), or similar expressions, identify certain of these forward-looking statements. Important factors which could cause actual results to differ materially from those in the forward-looking statements are detailed in filings made by CollabRx with the Securities and Exchange Commission. CollabRx undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. The potential business combination referenced in this press release is subject to, among other things, stockholder approvals and other customary conditions.  We cannot assure you that the contemplated business combination will be consummated.

CollabRx Contacts:
Thomas R. Mika
President & CEO
CollabRx, Inc.
415-248-5350
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